Drinks Americas 2010

OTCBB: DKAM

OTCBB: DKAM

Disclaimer

This communication is neither an offer to sell nor a solicitation of an offer to buy any securities mentioned herein. This publication is confidential for the information of the addressee only and may not be reproduced in whole or in part; copies circulated, or disclosed to another party, without the prior written consent of Drinks Americas Holdings Ltd. are strictly prohibited.

Information and opinions presented in this report have been obtained or derived from sources believed by Drinks to be reliable, but Drinks Americas makes no representation as to their accuracy or completeness. Drinks accepts no liability for loss arising from the use of the material presented in this report, except that this exclusion of liability does not apply to the extent that such liability arises under specific statutes or regulations applicable to the parties . This report is not to be relied upon in substitution for the exercise of independent judgment.

Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Information, opinions and estimates contained in this report reflect a judgment at its original date of publication by Drinks and are subject to change without notice. The price, value of and income from any of the securities mentioned in this report can fall as well as rise. Securities recommended, offered or sold : (1) are not insured by the Federal Deposit Insurance Company; (2) are not deposits or other obligations of any insured depository institution; and (3) are subject to investment risks, including the possible loss of principal invested. Indeed, in the case of some investments, the potential losses may exceed the amount of initial investment and, in such circumstances; you may be required to pay more money to support these losses.

Except for the historical information contained herein, the matters set forth in this document, including the description of the Company and its product offerings, are forward-looking statements within the meaning of the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the historical volatility and low trading volume of our stock, the risk and uncertainties inherent in the early stages of growth companies, the Company's need to raise substantial additional capital to proceed with its business, risks associated with competitors, and other risks detailed from time to time in the Company's most recent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any intent or obligation to update these forward-looking statements.

Icon Beverage Strategy

- Drinks Americas creates long term shareholder value by building icon beverage brands globally
- The Company specializes in the marketing and distribution of beverages associated with icon entertainers, sports figures, celebrities, and destinations
- Executing a "celebrity and icon" based brand strategy:
  - enhances consumer acceptance
  - Speed to market and lowers marketing cost
  - strengthens access to distribution channels





Rheingold Beer

— NYC SINCE 1883 —





Company Brands


OLD
WHISKEY
RIVER
OLIFANT
VODKA
Rheingold
Beer
AGUILA
Tequila
BADASS

Damiana Liqueur

Willie Nelson's Old Whiskey River Bourbon

Olifant Vodka

Rheingold Beer

Trump Super Premium Vodka

Aguila Tequila

Kid Rock's American Badass Beer

Company Overview

Drinks Americas (OTCBB: DKAM)	
Ticker Symbol	DKAM
Shares Outstanding[1]	223.2 million
Share Price[2]	$0.0139
Market Cap.[2]	$3.04 million
52 Wk High-52 Wk Low[2]	$0.20/0.01
Trading Vol. Avg. shares	1,971,050 shares
Website	www.drinksamericas.com
1 as of 3/18/10, 2 – as of 5/17/10	

- Drinks Americas Holdings, Ltd., is a fast growing worldwide owner and marketer of premium iconic alcoholic and non-alcoholic beverages
- Founded in 2005 by an experienced team of beverage, entertainment, retail and consumer product professionals led by J. Patrick Kenny, a former executive at Joseph E. Seagram and Sons
- Drinks Americas develops, owns, produces, markets and distributes alcoholic and non-alcoholic beverages in the United States of America
- SEC Filings available at www.sec.gov

Drinks Americas Holdings, Ltd.

- Company made it through economic meltdown and banking crisis
- Reinvented its business model
- Prospect of organic growth and acquisition at hand

- Outstanding management team
- Proven business model
- Clear path to plan execution
- Market and Industry key acquisition target
- Low risk, short investment horizon, favorable return
- Solid public company structure

Prior Business Model

Drinks Americas Prior Business Model

Create Products

Support Regulatory Requirements

Build Packaging

Source Production

Support Inventory Build

Introduce Product

Sustain Marketing

Expand Nationally

Support / Pay Sales Force

Invest Long Term Marketing

Invest Local Promotion

Impact of Economic Changes

- Banking credit crisis challenged access to inventory production
- Valuations went from story stocks (Grey Goose) to metrics and profitability
- Overhead for sales became unsustainable
- Financial model changed along with access to capital
- Sovereign Bank pulled $20MIL credit line when **they** melted down
- **So…**

Drinks Adjusted Existing Business Model

Our Partnership with Mexcor: Drinks Re-Emerging Profitable Business Model

Mexcor

- Pays for product production
- Warehouses Drinks products
- Hires Drinks sales force
- Pays promotional marketing
- Pays Drinks icon licensing fees
- Pays Drinks guaranteed net per case on each product shipped

Drinks

- Access through Mexcor's line of credit for production
- Elimination of financing fees
- Elimination of shipping and warehousing costs
- Elimination of sales overhead
- Increase sales team through Mexcor + 28 people

New Business Model Results

Company	Well structured public company Access to production capital and inventory Proof of model Strong advisory board
Growth	Able to build brand value quickly Accelerate brands route to market Acquire existing brands efficiently
Team	Proven core management team
Strategic Partners	Partnered with Mexcor providing production, distribution, sales force Key National footprint Access to international Markets
Profitability	New business model removes hurdles to profitability Reduces sizably company capital needs Focuses equity on value transactions

Drinks Plan of Action

- Continue to leverage public platform
- Dramatically reduce debt and overhead
- Use Mexcor to build inventory, distribution and accelerate growth profitability
- Launch Rheingold Beer / Sparkling Vodka
- Increase International Distribution
- Use resources to drive stock price for shareholder value

Trump Vodka Sponsored Events

http://www.youtube.com/watch?v=_5zh2bXNfol

http://www.youtube.com/watch?v=S3vpX_URCcM

http://www.youtube.com/watch?v=DSS5gZTOmlk

Olifant Vodka Sponsored Tour Events

http://www.youtube.com/watch?v=6P6UzrLwehA

http://www.youtube.com/watch?v=yd06Ql6OzgU

Drinks Americas

OTCBB: DKAM
372 Danbury Road
Wilton CT 06897

203-762-7000 T
203-762-8992 F

www.drinksamericas.com
info@drinksamericas.com

Drinks Americas Portfolio

Drinks Americas Brand Portfolio

- Olifant Vodka
- Trump Super Premium Vodka & Flavored Vodkas
- Old Whiskey River Bourbon
- Kid Rock American BADASS Beer
- Rheingold Beer
- Damiana Liqueur
- Aguila Tequila
- Topless Sparkling Vodkas


Rheingold

OTCBB: DKAM

Old Whiskey River Bourbon


SILVER
MEDAL


OLD
WHISKEY
RIVER
Kentucky Straight Bourbon Whiskey

San Francisco World Spirits Competition - Small Batch Bourbon:

Silver Medal

TASTING: Nose: The scent of this whiskey is straight ahead sweet, with honey, candy, and caramel notes and a hint of walnut. Taste: From nose to mouth, it changes abruptly. Gone is most of the sweetness, except for the hint of maple sugar. The walnut grows in comparison and is joined by an orange peel flavor. Also, apparent is the bite of old-time Bourbon, which calls to mind the bittersweet tone of Nelson's voice. Finish: Orange peel lingers long and is joined by a slight gumminess.

OTCBB: DKAM

Trump Super Premium Vodka

Trump Vodka
(Holland; Drinks Americas, Wilton, CT)
40% abv, $33.

The Vodka from The Donald. Clear appearance; superb clarity. The first nosings after the pour reveal dry, earthy scents of grain and paraffin; following the seven-minute aeration period, the bouquet offers tantalizing nuances of kid leather, jasmine, flowers, moss, and soot. The palate entry displays far better than average grain focus and viscosity; at the midpalate juncture, the taste profile turns off-dry, intensely breakfast cereal-like, and biscuity. Finishes elegantly, oily/creamy, and snack cracker-like. You're NOT fired.

Spirit Journal Rating:
★★★★/*Highly Recommended*


TRUMP
VODKA

WINE ENTHUSIAST MAGAZINE

VODKA

SUPERB (90–95)/HIGHLY RECOMMENDED

Trump Super Premium Vodka (Holland; Drinks Americas, Wilton, CT); 40% abv, $33. Vodka from The Donald. Nosings reveal dry, earthy scents of grain, paraffin, kid leather, jasmine, flowers, moss and soot. Palate entry displays far better than average grain focus and viscosity; at midpalate, the taste profile turns off-dry, intensely breakfast cereal-like and biscuity. Finishes oily/creamy and snack cracker-like.

Olifant Vodka Targets at Home Entertainers

Supported by 20 City Annual National Tour


OLIFANT
VODKA
IMPORTED


GOLD MEDAL
2009
VALUE BRAND
OLIFANT.
VODKA
PRESENTS THE BIGGEST PARTY OF THE SUMMER!
BLAZED & CONFUSED
SUMMER TOUR 2009
SLIGHTLY STOOPID
SNOOP DOGG
STEPHEN MARLEY
BEARDO
MICKEY AVALON
30 Days • 20 Cities
LAS VEGAS
IRVINE
SANTA BARBARA
MORRISON
PORTLAND
GEORGE
BOISE
SALT LAKE CITY
VANCOUVER BC
MOUNTAIN VIEW
SAN DIEGO
ATLANTA
ST. PETERSBURG
MIAMI
ST. AUGUSTINE
COLUMBIA
HOLMDEL
PHILADELPHIA
BOSTON
DRINKS AMERICAS
Ride the Elephant!

Damiana Liqueur


DAMIANA

International Review of Spirits Award: Gold Medal

Brilliant electric golden green color. Exotically spicy and fresh aromas of ground nutmeg, vanilla, cinnamon bark, ginger, and white pepper. A silky entry leads to a mildly sweet medium-to full-bodied palate with fresh cinnamon, ginger, ginseng, and brown spice flavors. Finishes with a long sweet ginseng gum and spice fade. A very interesting and exotic herbal liqueur with alleged aphrodisiac qualities - Bonus!

RATING: 92 points (Exceptional)

Aguila Tequila


2004
BEVERAGE TESTING INSTITUTE
SPIRITS
TASTINGS.COM
The International Review of Spirits is pleased to recognize
Aguila
Reposado Tequila
Silver Medal
88 Points
"Highly Recommended"
Beverage Testing Institute • Chicago


AGUILA®
Reposado
TEQUILA
CONT.NET.
750 ml
100% AGAVE

International Review of Spirits Award:
Silver Medal
88 pts

TASTING NOTES: Pale golden platinum color. Understated, caramel, and pepper aromas. A delicate entry leads to a light-to medium-bodied palate with dry herbs, salted nuts, black olives, gingery spice, and toffee flavors. Finishes with a wave of vapor, spice, and caramel. A nice balance of salt, wood, and sweet & sour agave elements that should work very well in a margarita.

Rheingold Beer


THE RHEINGOLD BREWING CO.
ESTAB 1883 — NEW YORK
Rheingold
Beer
TRADEMARK
MADE WITH PRIDE BY
THE RHEINGOLD BREWING CO.
Good Beer
12 FL OZ

Kid Rock's American BADASS Beer




BADASS
AMERICAN LAGER
AMERICAN
BADASS
BEER COMPANY
BORN IN MICHIGAN ★ 1 PINT, 6 FLUID OUNCES ★ MADE IN AMERICA
AMERICAN BADASS BEER CO.™ WEBBERVILLE, MICHIGAN CA CASH REFUND IA-OR-VT-ME-CT-MA-DE-HI-NY 5¢-MI 10¢
IT'S BORN OUT OF BUSHELS OF AMERICAN BARLEY AND HOPS HARVESTED STRAIGHT FROM THE HEARTLAND. IT'S CRAFTED WITH CARE IN A PLACE WHERE FACTORIES MARK ONE HORIZON AND WILD FORESTS MARK THE NEXT. THIS BEER'S BUILT WITH AMERICAN PRIDE. PRY ONE OPEN AND YOU'LL KNOW: THERE'S TROUBLE BREWING. THIS IS PURE AMERICAN BADASS. AMERICANBADASSBEER.COM

Drinks Americas
OTCBB: DKAM